EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Timberline Resources to Commence Trading on the OTCQB Marketplace

Coeur d’Alene, Idaho – February 15, 2016 – Timberline Resources Corporation (OTCQB: TLRS; TSX-V: TBR) (“Timberline” or the “Company”) today announced that the Company’s common shares have been approved to commence trading under the symbol TLRS as of February 16, 2016 on the OTCQB Marketplace.  Timberline’s common shares continue to trade on the TSX Venture Exchange under the symbol TBR.

The OTCQB Venture Marketplace is for entrepreneurial and development stage U.S. and international companies that are current in their reporting and undergo an annual verification and management certification process.  Timberline’s move from the NYSE MKT to the OTCQB is part of the Company’s focus on controlling costs and conserving cash and is expected to simplify the Company’s administrative requirements and reduce listing and legal fees.  The Company intends to continue to file reports with the SEC on EDGAR and with the Canadian securities regulators on SEDAR.

About Timberline Resources

Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada, including its Talapoosa project in Lyon County where the Company has completed and disclosed a positive preliminary economic assessment.  Timberline also controls the 23 square-mile Eureka project lying on the Battle Mountain-Eureka gold trend.  At Eureka, the Company continues to advance its Lookout Mountain and Windfall project areas.  Exploration potential occurs within three separate structural trends defined by distinct geochemical gold anomalies.  Timberline also owns the Seven Troughs property in northern Nevada, known to be one of the state's highest grade, former producers.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Mr. Steven Osterberg, Ph.D., P.G., Timberline’s President and CEO, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved disclosure of the technical contents of this news release.

Forward-looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These statements include but are not limited to statements regarding the commencement of trading of the Company’s common shares on the OTCQB and continuing to trade on the TSX-V, simplification of the Company’s administrative requirements, reducing fees and costs, date of the commencement of trading on the OTCQB, continuing to file reports on SEDAR and the SEC, and advancing district scale properties in Nevada.  When used herein, the words

"anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks related to changes in the Company’s business resulting in changes in the use of proceeds, and other such factors, including risk factors discussed in the Company's Annual Report on Form 10-K for the year ended September 30, 2015.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website:  www.timberline-resources.com

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